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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565, 333-33475 and 333-44371) of Renaissance Worldwide, Inc. (formerly The Registry, Inc.) of our report dated December 13, 1996 appearing on page 27 of this Transition Report on Form 10-K.


Graves, McKenna, Lundeen & Almquist, PLLP

Minneapolis, Minnesota
March 26, 1998